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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 29, 2006

                                  ZHONGPIN INC.
               (Exact name of registrant as specified in charter)


            DELAWARE                333-112111                54-2100419
  (State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)          File Number)           Identification No.)

  21 CHANGSHE ROAD, CHANGGE CITY, HENAN PROVINCE
          THE PEOPLE'S REPUBLIC OF CHINA
     (Address of principal executive offices)         (Zip Code)

                               011 86 374-6216633
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS.

         On May 29, 2006, Zhongpin Inc., a Delaware corporation ("we," "us" or "our"), entered into a Letter of Engagement (the "Letter") with Beijing Richen Consultants Co., Ltd. and Beijing Jingdu Management & Consultants Co., Ltd., a member of Horwath International (the "Consultants"), both of which companies are organized under the laws of the People's Republic of China. The Consultants will provide consulting and advisory services regarding our compliance with Section 404 of the Sarbanes-Oxley Act of 2002 ("SOX").

         The Letter provides that the Consultants will assess and create an internal control assessment report, provide training on US-GAAP and the discrepancies between US-GAAP and PRC-GAAP, provide training courses on SOX-related content and the COSO internal control framework, and provide a training program on the working plan and method for implementing a SOX Section 404 compliance system.

         A copy of the Letter is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits. The following exhibit is furnished herewith:



EXHIBIT NO.                       DESCRIPTION

99.1          Letter of Engagement dated as of May 29, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZHONGPIN INC.
                                        ----------------------------------------
                                        (Registrant)




                                        By: /s/ XIANFU ZHU
                                            ------------------------------------
                                        Name: Xianfu Zhu
                                        Title: Chief Executive Officer

Dated: June 1, 2006

                                  EXHIBIT INDEX

EXHIBIT NO.                          DESCRIPTION

99.1 Letter of Engagement dated as of May 29, 2006 between Zhongpin Inc., Beijing Richen Consultants Co., Ltd. and Beijing Jingdu Management & Consultants Co., Ltd., a member of Horwath International.